UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 2017

Altaba Inc.

(Exact name of registrant as specified in its charter)

Delaware	811-23264	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 East 45th Street, 15th Floor, New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code (646) 679-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 — Other Events

Item 8.01	Other Events.

Name Change

On June 13, 2017, Yahoo! Inc. (“Yahoo”) completed the sale of its operating business to Verizon Communications Inc. On June 16, 2017, Yahoo changed its name to “Altaba Inc.” (“Altaba” or the “Fund”) and filed a Notification of Registration on Form N-8A and a Registration Statement on Form N-2 with the Securities and Exchange Commission (the “SEC”) in order to register as a publicly traded, non-diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”).

In conjunction with the name change, Altaba shares will trade on the NASDAQ Global Select Market under the new ticker symbol ‘AABA’ and the CUSIP number 021346 101 as of the open of trading on June 19, 2017. Previously, through June 16, 2017, Yahoo’s common stock traded on the NASDAQ Global Select Market under the ticker symbol ‘YHOO’ and the CUSIP number 984332 106. No action is required to be taken by stockholders with respect to their shares.

For more information about Altaba and its strategy for delivering value to its stockholders, please refer to the Letter to Stockholders sent by Thomas J. McInerney, Chief Executive Officer of Altaba on June 19, 2017, available on the Fund’s website at www.altaba.com.

About the Fund

Altaba is a publicly traded, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940. The Fund’s investment objective is to seek to track the combined investment return of the shares of Alibaba Group Holding Limited and the shares of Yahoo Japan Corporation that the Fund owns.

Altaba’s assets consist of an approximately 15% equity stake in Alibaba Group Holding Limited, one of the world’s largest online retailers; an approximately 36% equity stake in Yahoo Japan Corporation, a leading Japanese internet company; cash, cash equivalents and marketable debt securities; certain minority investments; and Excalibur IP, LLC, which owns certain patent assets that were not core to Yahoo’s operating business. The Fund’s retained liabilities include the Fund’s 0.00% convertible senior notes due 2018; shareholder litigation; and certain liabilities relating to data breaches incurred by Yahoo.

Additional information about the Fund is available in the Fund’s Registration Statement on Form N-2, available on the SEC’s website at www.sec.gov and on the Fund’s website at www.altaba.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTABA INC.

Date: June 19, 2017	By:	/s/ Alexi A. Wellman
	Name:	Alexi A. Wellman
	Title:	Chief Financial and Accounting Officer

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